Exhibit 10.1
EXECUTION VERSION
THIRD AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April ___, 2005, by and among Ziff Davis Media Inc., a Delaware corporation (the “Borrower”), CIBC World Markets Corp., as lead arranger and bookrunner (the “Lead Arranger”), Deutsche Bank Trust Company Americas, as syndication agent (the “Syndication Agent”), Fleet National Bank, as documentation agent (the “Documentation Agent”), Canadian Imperial Bank of Commerce, as administrative agent (the “Administrative Agent”) and the other Credit Parties party hereto (the “Credit Parties”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties are parties to that certain Amended and Restated Credit Agreement dated as of August 12, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 17, 2002, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 1, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested, and the Credit Parties have agreed, to amend the Credit Agreement to the extent set forth herein;
     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:
     1. Amendment to Article 1. Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the existing definition of “Excess Cash Flow Recapture Date” in its entirety and substituting the following in lieu thereof:
     “‘Excess Cash Flow Recapture Date’ shall mean, with respect to each fiscal year of the Borrower, that date which is the earlier to occur of (a) one hundred five (105) days after the end of such fiscal year, and (b) the date on which the Borrower shall have provided to the Credit Parties the financial statements required to be provided under Section 6.3 hereof with respect to such fiscal year; provided, however, notwithstanding anything in this Agreement to the contrary, with respect to the fiscal year of the Borrower ended December 31, 2004, the Excess Cash Flow Recapture Date shall be May 15, 2005.”

     2. No Other Amendments. Except for the amendment expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     3. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the “Effective Date”) upon the Administrative Agent’s receipt of (a) a counterpart hereof duly executed by each of the Borrower Parties and (b) a Lender Addendum duly executed by each of the Required Lenders as provided in Section 8 of this Amendment.
     4. Representations and Warranties. Each of the Borrower Parties agrees, represents and warrants in favor of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties that:
     (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower Parties, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by the application of general equitable principles;
     (b) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
     (c) All of the representations and warranties made by or with respect to the Borrower Parties, or any of them, under the Credit Agreement or any other Loan Document, is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); and
     (d) No event contemplated in connection with this Amendment has occurred, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by any of the Borrower Parties under any material indenture, agreement or other instrument, or any judgment, decree or order, to which any of the Borrower Parties is a party or by which any of the Borrower Parties or any of their respective properties may be bound or affected.
     5. Acknowledgements. The parties hereby acknowledge that they have not entered into a mutual disregard of the terms and provision of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing at variance with the terms and provision of the Credit Agreement or the other Loan Documents. The Borrower hereby further acknowledges that it shall not rely upon the existence of or claim or assert that there exists any such course of dealing or mutual disregard of terms.

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     6. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.
     7. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or email transmission shall be deemed an original signature hereto.
     8. Delivery of Lender Addenda. Each Lender shall become a party to this Amendment by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex A attached hereto, duly executed by such Lender.
     9. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.
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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:	ZIFF DAVIS MEDIA INC.,
a Delaware corporation

By:

Name:

Title:

BORROWER PARTIES:	ZIFF DAVIS HOLDINGS INC.,
a Delaware corporation

By:

Name:

Title:

ZIFF DAVIS INTERMEDIATE HOLDINGS INC.,
a Delaware corporation

By:

Name:

Title:

ZIFF DAVIS PUBLISHING HOLDINGS INC.,
a Delaware corporation

By:

Name:

Title:

ZIFF DAVIS PUBLISHING INC.,
a Delaware corporation

By:

Name:

Title:

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
THIRD AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

ZIFF DAVIS INTERNET INC.,
a Delaware corporation

By:

Name:

Title:

ZIFF DAVIS DEVELOPMENT INC.,
a Delaware corporation

By:

Name:

Title:

LEAD ARRANGER:	CIBC WORLD MARKETS CORP.

By:

Name:

Title:

SYNDICATION AGENT:	DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:

Title:

DOCUMENTATION AGENT:	FLEET NATIONAL BANK

By:

Name:

Title:

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
THIRD AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CANADIAN IMPERIAL BANK OF COMMERCE

By:

Name:

Title:

THIRD AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

ANNEX A
FORM OF LENDER ADDENDUM
ZIFF DAVIS MEDIA INC.
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF AUGUST 12, 2002
     Reference is made to the Amended and Restated Credit Agreement, dated as of August 12, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 17, 2002, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 1, 2004 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ziff Davis Media Inc., as Borrower, CIBC World Markets Corp., as lead arranger and bookrunner, Deutsche Bank Trust Company Americas, as syndication agent, Fleet National Bank, as documentation agent, Canadian Imperial Bank of Commerce, as administrative agent (the “Administrative Agent”) and the other Credit Parties party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, in each case, on the terms and conditions described in that certain Third Amendment to Amended and Restated Credit Agreement dated as of April ___, 2005 (the “Third Amendment”).
     By execution and delivery of this Lender Addendum as provided in Section 8 of the Third Amendment, the undersigned Lender hereby consents to and agrees with all of the terms and conditions contained in the Third Amendment.
     THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date (as defined in the Third Amendment).

(NAME OF LENDER)

By:
Name:
Title:

LENDER ADDENDUM TO
ZIFF DAVIS THIRD AMENDMENT